UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 31, 2007

Westpac Securitisation Management Pty Limited

Series 2007-1G WST Trust

Westpac Banking Corporation

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their Charters)

Australia

(State or Other Jurisdiction of Incorporation)

333-140399 333-140399-01	Not Applicable
(Commission File Numbers)	(Registrant’s I.R.S. Employer Identification Nos.)

275 Kent Street, 20th Floor Sydney, NSW 2000 Australia	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

(011) 612-8253-3589

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Section 8—Other Events.

ITEM 8.01.	Other Events.

On May 31, 2007, the Registrant caused the issuance and sale of Series 2007-1G WST Trust Mortgage Backed Floating Rate Notes, Class A2a Notes (the “Class A2a Notes”), pursuant to the terms of the Series Notice, dated May 29, 2007, between J.P. Morgan Trust Australia, in its capacity as trustee (the “Issuer Trustee”), of the Series 2007-1G WST Trust (the “Trust”), Westpac Securitisation Management Pty Limited, in its capacity as trust manager (the “Trust Manager”) and others, as well as the Security Trust Deed, dated May 23, 2007, among BNY Trust (Australia) Registry Limited, in its capacity as security trustee (the “Security Trustee”), The Bank of New York, in its capacity as note trustee (the “Note Trustee”), the Trust Manager and the Issuer Trustee, which incorporate certain of the terms and provisions of the Master Trust Deed, dated February 14, 1997, between the Issuer Trustee and The Mortgage Company Pty Limited, and which set forth the specific provisions regarding the Trust and details the terms of the Class A2a Notes. The Note Trust Deed, dated May 29, 2007, among the Issuer Trustee, the Trust Manager and the Note Trustee provides for the issuance of the Class A2a Notes in accordance with the terms and conditions attached thereto, along with the Agency Agreement, dated May 29, 2007, among the Issuer Trustee, the Trust Manager, The Bank of New York, in its capacity as note trustee, principal paying agent and note registrar, and The Bank of New York, London Branch, in its capacity as calculation agent.

Section 9—Financial Statements and Exhibits.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

Listed below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

EXHIBIT NO.	DOCUMENT DESCRIPTION
1.1	Underwriting Agreement, dated as of May 24, 2007, among Westpac Securitisation Management Pty Limited, J.P. Morgan Trust Australia Limited, in its capacity as Issuer Trustee and Barclays Capital Inc., J.P. Morgan Securities Inc., HSBC Securities (USA) Inc., in their capacity as Representatives of the Underwriters.

4.2	Series Notice, dated May 29, 2007, between J.P. Morgan Trust Australia, in its capacity as Issuer Trustee, Westpac Securitisation Management Pty Limited and others.

4.3	Security Trust Deed, dated May 23, 2007, among BNY Trust (Australia) Registry Limited, in its capacity as Security Trustee, The Bank of New York, in its capacity as Note Trustee, Westpac Securitisation Management Pty Limited, in its capacity as Trust Manager, and J.P. Morgan Trust Australia Limited, in its capacity as Issuer Trustee.

4.4	Note Trust Deed, dated May 29, 2007, among The Bank of New York, in its capacity as Note Trustee, Westpac Securitisation Management Limited, in its capacity as Trust Manager and J.P. Morgan Trust Australia Limited, in its capacity as Issuer Trustee.

4.5	Agency Agreement, dated May 29, 2007, among J.P. Morgan Trust Australia Limited, in its capacity as Issuer Trustee, Westpac Securitisation Management Pty Limited, in its capacity as Trust Manager, The Bank of New York, in its capacity as Note Trustee, Principal Paying Agent and Note Registrar and The Bank of New York, London Branch, in its capacity as Calculation Agent.

4.6	Amendment Deed, dated May 31, 2007, between J.P. Morgan Trust Australia, in its capacity as Issuer Trustee, Westpac Securitisation Management Pty Limited and others.

10.2	Liquidity Facility Agreement, dated May 29, 2007, among J.P. Morgan Trust Australia Limited, in its capacity as Issuer Trustee, Westpac Banking Corporation, in its capacity as Liquidity Facility Provider, and Westpac Securitisation Management Pty Limited, in its capacity as Trust Manager.

10.4	Redraw Facility Agreement, dated May 29, 2007, among J.P. Morgan Trust Australia Limited, in its capacity as Issuer Trustee, Westpac Banking Corporation, in its capacity as Redraw Facility Provider, and Westpac Securitisation Management Limited, in its capacity as Trust Manager.

10.5	Class A2a Fixed Rate Basis Swap, dated May 29, 2007, between Westpac Banking Corporation, in its capacity as Interest Rate Swap Provider, and J.P. Morgan Trust Australia Limited, in its capacity as Issuer Trustee.

10.6	Class A2a Variable Rate Basis Swap, dated May 29, 2007, between Westpac Banking Corporation, in its capacity as Interest Rate Swap Provider, and J.P. Morgan Trust Australia Limited, in its capacity as Issuer Trustee.

10.7	Class A2a Currency Swap, dated May 29, 2007, among Westpac Securitisation Management Limited, in its capacity as Trust Manager, Westpac Banking Corporation, as US$ Currency Swap Provider, and J.P. Morgan Trust Australia Limited, in its capacity as Issuer Trustee.

10.8	Genworth Financial Mortgage Insurance Pty Ltd Pool Insurance Policy, dated May [•], 2007, among J.P. Morgan Trust Australia Limited, in its capacity as Issuer Trustee, Genworth Financial Mortgage Insurance Pty Ltd and Westpac Banking Corporation.

10.9	Subservicing Agreement, dated May 25, 2007, between EDS (Business Process Administration) Pty Limited, in its capacity as Subservicer, and Westpac Banking Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 31, 2007	WESTPAC SECURITISATION MANAGEMENT PTY LIMITED

	By:	/s/ James O’ Dwyer
	Name:	James O’ Dwyer
	Title:	Manager Securitisation Specialist Services